UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

        Date of Report (date of earliest event reported): April 28, 2011


                               CAMELOT CORPORATION
               (Exact name of registrant as specified in charter)

          Nevada                     000-08299                   84-0691531
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                  17 Sutton Way
                            Washington Twp, NJ 07676
                    (Address of principal executive offices)

                                  201-970-4987
                           (Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               CAMELOT CORPORATION
                           Current Report on Form 8-K

ITEM 1.01 ENTRY INO A MATERIAL DEFINITIVE AGREEMENT

As disclosed in the Current Report on Form 8-K filed on July 26, 2010, on June 11, 2010, Camelot Corporation (the "Company") entered into a Mineral Lease Agreement (the "Lease") with Timberwolf Minerals, Ltd. ("Timberwolf") to lease certain unpatented lode mining claims (the "Property").

The Lease granted the Company the exclusive right to explore, develop and mine the Property for gold, silver and other minerals. Under the terms of the original Lease, the Company paid $11,456.50 inclusive of $1,456.50 for 2010 maintenance fees, upon execution of the Lease. The Company was then obligated to pay to Timberwolf minimum annual rental payments beginning on the first anniversary of the Lease as follows: $15,000 on or before the first anniversary of the Lease, $20,000 on or before the second anniversary of the Lease, $25,000 on or before the third anniversary of the Lease, $50,000 on or before the fourth anniversary of the Lease and $50,000 on or before the fifth anniversary of the Lease.

On June 8, 2011, the parties entered into an Amended Mineral Lease Agreement (the "Amended Lease"). Under the Amended Lease, the annual payment due to Timberwolf on June 11, 2011 was reduced from $15,000 to $4,000. All other obligations of the Lease remain the same.

A copy of the Amended Lease is attached to this Report as Exhibit 10.1.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 7, 2011 the Board of Directors of the Company, acting by written consent, approved the Migratory Merger (as defined below) and recommended approval of the Migratory Merger to the shareholders of the Company. On March 11, 2011, the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"), and on March 28, 2011, the Company filed its definitive proxy statement with the SEC and sent such statement to its holders of common stock, notifying such holders of the special meeting of shareholders scheduled for April 28, 2011 to approve the Migratory Merger.

The special meeting of shareholders of the Company was held on Thursday, April 28, 2011. At this special meeting a majority of the shareholders of the Company approved the adoption of a proposed Agreement and Plan of Merger, to reincorporate Camelot Corporation, a Colorado corporation ("Camelot Colorado") in the State of Nevada by merger with and into a Nevada corporation with the name Camelot Corporation ("Camelot Nevada") (the "Migratory Merger"). Camelot Colorado formed Camelot Nevada for such purpose. Pursuant to the Migratory Merger, Camelot Colorado shareholders received shares of common stock of Camelot Nevada in exchange for shares of common stock held in Camelot Colorado (the "Camelot Colorado Common Stock") at the Conversion Ratio (as defined below).

The voting at the Special Meeting was as follows for approval of the Migratory
Merger:

          For                   Against               Abstain
          ---                   -------               -------
       42,763,690                1,000                   74

On May 23, 2011, FINRA effected the Migratory Merger, and the the Agreement and Plan of Merger became effective resulting in the following:

1. The adoption of the Articles of Incorporation of Camelot Nevada under the laws of the state of Nevada as the Articles of Incorporation of the Company, in the form of Exhibit 3.3 attached hereto, pursuant to which there are 150,000,000 shares of authorized capital stock, consisting of 50,000,000 shares of common

                                       2
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stock, par value $0.01 per share (the "Camelot Nevada Common Stock"), and
100,000,000 shares of "blank check" preferred stock, par value $0.01 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more participating, optional, or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Camelot Nevada's Board of Directors providing for the issuance of such Preferred Stock or series thereof.

2. The issued and outstanding shares of Camelot Colorado Common Stock (49,236,106 shares) automatically converted into the right to receive shares of Camelot Nevada Common Stock at a ratio of one (1) share of Camelot Nevada Common Stock for each twenty-five (25) shares of Camelot Colorado Common Stock held immediately prior to the effectiveness of the Migratory Merger, provided, however, that holders of Camelot Colorado Common Stock who would receive at least one share but fewer than 100 shares of Camelot Nevada Common Stock upon conversion were rounded up so that they received 100 shares of Camelot Nevada Common Stock (the "Conversion Ratio"). No fractional shares were issued, and holders who would receive less than one share upon conversion did not receive Camelot Nevada Common Stock but will receive a cash distribution of One Dollar ($1.00) upon submission of the Shareholder Transmittal Form Requesting Cash Payment for Fractional Shares.

Upon effectiveness, the Migratory Merger resulted in a total of approximately 2,011,966 shares of common stock issued and outstanding at May 23, 2011.

3. The adoption of the Bylaws of Camelot Nevada under the laws of the state of Nevada as the Bylaws of the Company attached hereto as Exhibit 3.4.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits required by Item 601 of Regulation S-K:

Exhibit
Number                      Description of Exhibit
------                      ----------------------
3.1      Articles of Incorporation*
3.2      Bylaws*
3.3      Articles of Incorporation - Camelot Nevada dated March 7, 2011
3.4      Bylaws - Camelot Nevada
10.1 Amendment to Mineral Lease Agreement dated June 8, 2011 between Camelot Corporation and Timberwolf Minerals, Ltd.

----------
* Incorporated by reference herein from the Company's Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 23, 1976.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAMELOT CORPORATION


June 10, 2011                               By /s/ Jeffrey Rochlin
                                              ----------------------------------
                                            Name:  Jeffrey Rochlin
                                            Title: President

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